FOR IMMEDIATE RELEASE


CONTACTS:   James G. Rakes, President & CEO (540) 951-6236
            J. Robert Buchanan, Treasurer (276) 979-0341


                           NATIONAL BANKSHARES, INC.
                     ANNOUNCES HIGHER FIRST QUARTER EARNINGS


BLACKSBURG, VA, APRIL 19, 2007:  National Bankshares, Inc. (NASDAQ Capital
Market: NKSH) today announced first quarter net income of nearly $3.12 million, which is 3.76% higher than the $3 million earned in the first quarter of 2006. This translates to basic net income per share of $0.45, as compared with $0.43 for the same period last year. At March 31, National Bankshares, Inc. had total assets of nearly $881.92 million, up by 4% over the total on March 31, 2006.

        In announcing first quarter earnings, Chairman, President & CEO James G. Rakes said, "It is nice to have a positive start to the year. We have been able to offset pressure on net interest income by keeping controllable costs in check and with a healthy increase in noninterest income. In historical terms and with reference to our peers, the quality of the loan portfolio is sound, and the allowance for loan losses remains at a good level." Mr. Rakes continued, "At National Bankshares, we are committed to community banking. We focus on what we can do best, that is to offer a full range of financial products and services with a personal approach."

        National Bankshares, Inc. is a financial holding company with headquarters in Blacksburg, Virginia. It is the parent company of National Bank, a community bank that operates from 26 offices throughout Southwest Virginia. The company also has a non-bank subsidiary, National Bankshares Financial Services, Inc., which does business as National Bankshares Investment Services and National Bankshares Insurance Services. National Bankshares, Inc. stock trades on the NASDAQ Stock Market under the symbol "NKSH". Additional information is available on the company's web site at www.nationalbankshares.com.


                            (unaudited tables follow)

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

National Bankshares, Inc. And Subsidiaries
(000's), except ratios and percent data

Three months ending                              March 31, 2007           March 31, 2006                Change

Selected Consolidated Data :
------------------------------------------------------------------------------------------------------------------
Interest income                                         $12,530               $11,583                        8.18%
Interest expense                                          5,416                 4,238                       27.80%
Net interest income                                       7,114                 7,345                       -3.14%
Provision for loan losses                                    -3                    17                     -117.65%
Trust income                                                373                   380                       -1.84%
Other noninterest income                                  1,806                 1,679                        7.56%
Salary and benefits                                       2,841                 2,911                       -2.40%
Occupancy expense                                           485                   533                       -9.01%
Amortization of intangibles                                 284                   284                        0.00%
Other noninterest expense                                 1,647                 1,771                       -7.00%
Income taxes                                               -923                  -885                        4.29%
Net income                                               $3,116                $3,003                        3.76%
Basic net income per share                                $0.45                 $0.43                        $0.02
-------------------------------------------------------------------------------------------------------------------

Daily averages:
-------------------------------------------------------------------------------------------------------------------
Gross loans                                            $503,040              $491,410                        2.37%
Loans,net                                               496,839               485,031                        2.43%
Total securities                                        284,789               272,644                        4.45%
Total deposits                                          762,817               741,941                        2.81%
Other borrowings                                             73                   146                      -50.00%
Stockholders' equity                                     97,927                93,417                        4.83%
Cash and due from banks                                  14,684                17,149                      -14.37%
Interest-earning assets                                 807,632               777,400                        3.89%
Interest-bearing liabilities                            659,908               630,151                        4.72%
Intangible assets                                        15,860                16,988                       -6.64%
Total assets                                            867,945               839,478                        3.39%
-------------------------------------------------------------------------------------------------------------------

Financial ratios: Note (1)
-------------------------------------------------------------------------------------------------------------------
Return on average assets                                  1.46%                 1.45%                         0.01
Return on average equity                                 12.90%                13.04%                        -0.14
Net interest margin                                       3.96%                 4.22%                        -0.26
Average equity to average assets                         11.28%                11.13%                         0.15
-------------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp

Allowance for loan losses:
-------------------------------------------------------------------------------------------------------------------
Beginning balance                                        $5,157                $5,449                       -5.36%
Provision for losses                                         -3                    17                     -117.65%
Charge-offs                                                -136                   -87                       56.32%
Recoveries                                                   27                    39                      -30.77%
Ending balance                                           $5,045                $5,418                       -6.88%
-------------------------------------------------------------------------------------------------------------------


Year to Date                              March 31, 2007           March 31, 2006                Change

Selected Consolidated Data :
-------------------------------------------------------------------------------------------------------------------
Interest income                                         $12,530               $11,583                        8.18%
Interest expense                                          5,416                 4,238                       27.80%
Net interest income                                       7,114                 7,345                       -3.14%
Provision for loan losses                                    -3                    17                     -117.65%
Trust income                                                373                   380                       -1.84%
Other noninterest income                                  1,806                 1,679                        7.56%
Salary and benefits                                       2,841                 2,911                       -2.40%
Occupancy expense                                           485                   533                       -9.01%
Amortization of intangibles                                 284                   284                        0.00%
Other noninterest expense                                 1,647                 1,771                       -7.00%
Income taxes                                               -923                  -885                        4.29%
Net income                                               $3,116                $3,003                        3.76%
Basic net income per share                                $0.45                 $0.43                        $0.02
Fully diluted net income per share                        $0.45                 $0.43                        $0.02
Dividends per share                                           0                     0                        $0.00
Dividend payout ratio                                      0.00                  0.00                        $0.00
Book value per share                                     $14.30                 13.44                        $0.86

Balance sheet at period-end:
-------------------------------------------------------------------------------------------------------------------
Gross loans                                            $504,278              $490,757                        2.76%
Loans, net                                             $498,129              $484,391                        2.84%
Total securities                                        288,005               275,828                        4.41%
Cash and due From                                        13,626                18,270                      -25.42%
Total deposits                                          774,264               749,222                        3.34%
Other borrowings                                             71                    83                      -14.46%
Stockholders' equity                                     99,823                94,260                        5.90%
Intangible assets                                        15,692                16,829                       -6.76%
Total assets                                            881,915               847,956                        4.00%
-------------------------------------------------------------------------------------------------------------------

Daily averages:
-------------------------------------------------------------------------------------------------------------------
Gross loans                                            $503,040              $491,410                        2.37%
Loans,net                                               496,839               485,031                        2.43%
Total securities                                        284,789               272,644                        4.45%
Total deposits                                          762,817               741,941                        2.81%
Other borrowings                                             73                   146                      -50.00%
Stockholders' equity                                     97,927                93,417                        4.83%
Cash and due from                                        14,684                17,149                      -14.37%
Interest-earning assets                                 807,632               777,400                        3.89%
Interest-bearing liabilities                            659,908               630,151                        4.72%
Intangible assets                                        15,860                16,988                       -6.64%
Total assets                                            867,945               839,478                        3.39%
-------------------------------------------------------------------------------------------------------------------

Financial ratios: Note (1)
-------------------------------------------------------------------------------------------------------------------
Return on average assets                                  1.46%                 1.45%                         0.01
Return on average equity                                 12.90%                13.04%                        -0.14
Net interest margin                                       3.96%                 4.22%                        -0.26
Efficiency ratio                                         52.12%                54.17%                        -2.05
Average equity to average assets                         11.28%                11.13%                         0.15
-------------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp

Allowance for loan losses:
-------------------------------------------------------------------------------------------------------------------
Beginning balance                                        $5,157                $5,449                       -5.36%
Provision for losses                                         -3                    17                     -117.65%
Charge-offs                                                -136                   -87                       56.32%
Recoveries                                                   27                    39                      -30.77%
Ending balance                                           $5,045                $5,418                       -6.88%
-------------------------------------------------------------------------------------------------------------------

Nonperforming assets:
-------------------------------------------------------------------------------------------------------------------
Nonaccrual loans                                          1,132                   $92                          ---
Restructured loans                                          ---                   ---                          ---
Total nonperforming loans Note (2)                        1,132                    92                          ---
Other real estate owned                                     251                   390                      -35.64%
Total nonperforming assets                               $1,383                  $482                      186.93%
-------------------------------------------------------------------------------------------------------------------

Asset quality ratios: Note (3)
-------------------------------------------------------------------------------------------------------------------
Nonperforming loans to total loans                       0.225%                 0.02%                     1084.50%
Allowance for loan losses to total loans                  1.00%                 1.11%                      -10.72%
-------------------------------------------------------------------------------------------------------------------
Allowance for loan losses
to nonperforming loans                                  445.76%              5889.13%                      -92.43%
-------------------------------------------------------------------------------------------------------------------
Note (2) Loans 90 days past due or more not included
Note (3) Ratio change measured in bp

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